UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CATALENT, INC.

(Name of Registrant as Specified In Its Charter)

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CATALENT, INC.

14 SCHOOLHOUSE ROAD

SOMERSET, NJ 08873

D57693-P60043

Your Vote Counts!

CATALENT, INC.

2021 Annual Meeting

Vote by October 27, 2021

11:59 PM ET

You invested in CATALENT, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 28, 2021.

Get informed before you vote

View the 2021 Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 14, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote. com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Only shareholders of record at the close of business on September 3, 2021 will be entitled to attend and vote at the 2021 Annual Meeting of Shareholders. A list of these shareholders will be available electronically during the Annual Meeting at www.virtualshareholdermeeting.com/CTLT2021 when you enter your control number.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	October 28, 2021
vote without entering a	8:00 AM EDT
control number
Virtually at: www.virtualshareholdermeeting.com/CTLT2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Elect eleven members of Our Board of Directors;

Nominees:

1a.	Madhavan Balachandran	For

1b.	Michael J. Barber	For

1c.	J. Martin Carroll	For

1d.	John Chiminski	For

1e.	Rolf Classon	For

1f.	Rosemary A. Crane	For

1g.	John Greisch	For

1h.	Christa Kreuzburg	For

1i.	Gregory T. Lucier	For

1j.	Donald E. Morel, Jr.	For

1k.	Jack Stahl	For

2.	Ratification of Appointment of Independent Auditor for Fiscal 2022	For

3.	Advisory Vote to Approve Our Executive Compensation (Say-on-Pay)	For

4.	Advisory Vote on the Frequency of Advisory Votes in Respect of Executive Compensation	Year

5.	Amend our Certificate of Incorporation to Remove the Limitation on Calling Shareholder Special Meetings	For

6.	Amend our Certificate of Incorporation to Add a Federal Forum Selection Provision	For

7.	Amend and Restate our Certificate of Incorporation to (i) Eliminate the Supermajority Vote Requirement for Amendments and (ii) Make Non-Substantive and Conforming Changes	For

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D57694-P60043